UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
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☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional materials

☐	Soliciting Material under Rule 14a-12
CALPINE CORPORATION
(Name of Registrant as Specified in Charter)
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***Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on May 10, 2013

Meeting Information
CALPINE CORPORATION
Meeting Type: Annual Meeting
For holders as of: March 12, 2013
Date: May 10, 2013 Time: 8:00 AM CDT
Location: Calpine Corporation
717 Texas Avenue, 10th Floor
Houston, Texas 77002

You are receiving this communication because you hold shares in Calpine Corporation.

CALPINE CORPORATION 717 TEXAS AVENUE SUITE 1000 HOUSTON, TX 77002
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

-- Before You Vote --
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	PROXY STATEMENT	2012 ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow		(located on the
following page) available and visit: www.proxyvote.com

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2013 to facilitate timely delivery.

-- How To Vote --
Please Choose One of the Following Voting Methods

Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote “FOR” the listed nominees:

1.	Election of Directors

Nominees:

01)	Frank Cassidy	06)	W. Benjamin Moreland
02)	Jack A. Fusco	07)	Robert A. Mosbacher, Jr.
03)	Robert C. Hinckley	08)	Denise M. O'Leary
04)	Michael W. Hofmann	09)	J. Stuart Ryan
05)	David C. Merritt

The Board of Directors recommends a vote “FOR” the following proposals:

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013.

3.
To approve the amendment to the 2008 Equity Incentive Plan to increase the number of shares available under the Plan and to modify the share counting provisions applicable to cash-settled equity awards under the Plan.

4.	To approve, on an advisory basis, named executive officer compensation.

Note:	Such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

NOTE:
THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the annual meeting, please bring this notice with you.